CONFORMED COPY

                               VOTING AGREEMENT

                    Agreement dated as of March 30, 1996 among Leonard Abramson (the "PRINCIPAL SHAREHOLDER"), Aetna Life Insurance Company, a Connecticut insurance corporation, Aetna Life Insurance and Annuity Company, a Connecticut insurance corporation (collectively, the "OTHER SHAREHOLDERS"). Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Merger Agreement (as defined below).

                    In consideration of the execution by Aetna Life and Casualty Company, a Connecticut insurance corporation ("AETNA"), of the Agreement and Plan of Merger dated as of March 30, 1996 (the "MERGER AGREEMENT") among Aetna, U.S. Healthcare, Inc., a Pennsylvania corporation ("U.S. HEALTHCARE"), Butterfly, Inc. ("PARENT"), a Connecticut corporation, New Merger Corporation, a Pennsylvania corporation, and Antelope Merger Sub, Inc., a Connecticut corporation, a copy of which is attached as Exhibit A hereto, and other good and valuable consideration, receipt of which is hereby acknowledged, the Principal Shareholder and the Other Shareholders hereby agree as follows:

               1.   Representations and Warranties of Principal
          Shareholder. The Principal Shareholder hereby represents and warrants to the Other Shareholders as follows:

                    (a)  Title.  As of the date hereof, the
          Principal Shareholder beneficially owns 1,818,755 shares (including 1,806,803 shares held in various trusts for the benefit of his children and grandchildren, but not including any stock options owned by him) of Common Stock ("COMMON STOCK"), par value $0.005 per share, of U.S. Healthcare and 14,441,955 shares of Class B Stock ("CLASS B STOCK"), par value $0.005 per share, of U.S. Healthcare (the shares of Class B Stock so owned by Principal Shareholder, the "CLASS B SHARES"). As of the date hereof, the Principal Shareholder holds options to purchase 450,000 shares of Common Stock, all of which will become exercisable upon execution and delivery of the Merger Agreement. The Principal Shareholder holds no options to purchase Class B Stock and, except as set forth in this Section 1(a), as of the date hereof the Principal Shareholder does not (i) beneficially own any shares of any class or series of capital stock of U.S. Healthcare or any securities convertible into or exercisable for shares of any class or series of U.S. Healthcare's capital stock or (ii) have any rights to acquire any shares of any class or series of capital stock of U.S. Healthcare or any securities convertible into or exercisable for shares of any class of U.S. Healthcare's capital stock. The Principal Shareholder owns the Class B Shares free and clear of all liens, claims, options, charges or other encumbrances. The Class B Shares represent approximately 83.7% of the total voting power of U.S. Healthcare's capital stock as of the date hereof.

                    (b) Right to Vote. The Principal Shareholder has full legal power, authority and right to vote all Class B Shares in favor of approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement without the consent or approval of, or any other action on the part of, any other person or entity. Without limiting the generality of the foregoing, except for this Agreement, the Principal Shareholder has not entered into any voting agreement with any person or entity with respect to any of the Class B Shares, granted any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Class B Shares, deposited any of the Class B Shares in a voting trust or entered into any arrangement or agreement with any person or entity limiting or affecting the Principal Shareholder's legal power, authority or right to vote the Class B Shares in favor of the approval and adoption of the Merger Agreement or any of the transactions contemplated by the Merger Agreement. As of the date of the U.S. Healthcare shareholders meeting to vote on approval and adoption of the Merger Agreement and, to the extent submitted to shareholders for approval, the transactions contemplated by the Merger Agreement, including any adjournment or postponement thereof (the "U.S. HEALTHCARE SHAREHOLDERS MEETING"), except for this Agreement, the Principal Shareholder will have full legal power, authority and right to vote all Class B Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement without the consent or approval of, or any other action on the part of, any other person or entity. From and after the date hereof, the Principal Shareholder will not commit any act that could restrict or otherwise affect such legal power, authority and right to vote all Class B Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement. Without limiting the generality of the foregoing, from and after the date hereof the Principal Shareholder will not enter into any voting agreement with any person or entity with respect to any of the Class B Shares, grant any person or entity any proxy (revocable or irrevocable) or power of attorney with respect to any of the Class B Shares, deposit any of the Class B Shares in a voting trust or otherwise enter into any agreement or arrangement limiting or affecting the Principal Shareholder's legal power, authority or right to vote the Class B Shares in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement (other than this Agreement).

                    (c) Authority. The Principal Shareholder has full legal power, authority and right to execute and deliver, and to perform his obligations under, this Agreement. This Agreement has been duly executed and delivered by the Principal Shareholder and constitutes a valid and binding agreement of the Principal Shareholder enforceable against the Principal Shareholder in accordance with its terms, subject to (i) bankruptcy, insolvency, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

                    (d)  Conflicting Instruments; No Transfer.
          Neither the execution and delivery of this Agreement nor the performance by the Principal Shareholder of his agreements and obligations hereunder will result in any breach or violation of or be in conflict with or constitute a default under any term of (i) any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the Principal Shareholder is a party or by which the Principal Shareholder (or any of his assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or affect the Principal Shareholder's ability to cast all votes necessary to approve and adopt the Merger Agreement and the transactions contemplated by the Merger Agreement or (ii) the Articles of Incorporation of U.S. Healthcare.

               2.   Representations and Warranties of Other
          Shareholders. Each Other Shareholder hereby represents and warrants to the Principal Shareholder that this Agreement has been duly authorized by all necessary corporate action on its part, has been duly executed and delivered by such Other Shareholder and is a valid and binding agreement of such Other Shareholder enforceable against such Other Shareholder in accordance with its terms, subject to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and (ii) general principles of equity (regardless of whether considered in a proceeding at law or in equity).

               3.   Restriction on Transfer.  The Principal
          Shareholder agrees that (other than pursuant to the Merger Agreement) he will not, and will not agree to, (i) sell, assign, dispose of, encumber, mortgage, hypothecate or otherwise transfer (collectively, "TRANSFER") any Class B Shares or any options, warrants or other rights to acquire Class B Stock to any person or entity or (ii) convert (or allow the conversion of) any Class B Shares into shares of Common Stock of U.S. Healthcare; provided that, notwithstanding clause (i), the Principal Shareholder shall be permitted to Transfer Class B Shares to any "Permitted Transferee" (as defined in U.S. Healthcare's Articles of Incorporation) if prior to and as a condition of such Transfer such Permitted Transferee enters into a written agreement with the Other Shareholders (in form and substance satisfactory to the Other Shareholders) agreeing to be bound by the terms of this Agreement binding on the Principal Shareholder.

               4.   Agreement to Vote of Principal Shareholder.
          The Principal Shareholder hereby irrevocably and unconditionally agrees to vote or to cause to be voted all Class B Shares at the U.S. Healthcare Shareholders Meeting and at any other annual or special meeting of shareholders of U.S. Healthcare where such matters arise
          (a) in favor of the approval and adoption of the Merger Agreement and the transactions contemplated by the Merger Agreement and (b) against (i) approval of any proposal made in opposition to or in competition with the Mergers or any of the other transactions contemplated by the Merger Agreement, (ii) any merger, consolidation, sale of assets, business combination, share exchange, reorganization or recapitalization of U.S. Healthcare or any of its subsidiaries, with or involving any party other than Aetna, the Other Shareholders or one of their respective subsidiaries, (iii) any liquidation or winding up of U.S. Healthcare, (iv) any extraordinary dividend by U.S. Healthcare, (v) any change in the capital structure of U.S. Healthcare (other than pursuant to the Merger Agreement) and (vi) any other action that may reasonably be expected to impede, interfere with, delay, postpone or attempt to discourage the Mergers or the other transactions contemplated by the Merger Agreement or result in a breach of any of the covenants, representations, warranties or other obligations or agreements of U.S. Healthcare under the Merger Agreement which would materially and adversely affect U.S. Healthcare or its ability to consummate the transactions contemplated by the Merger Agreement.

               5. Action in Principal Shareholder Capacity Only. The Principal Shareholder makes no agreement or understanding herein as director or officer of U.S. Healthcare. The Principal Stockholder signs solely in his capacity as a recordholder and beneficial owner of the Class B Shares, and nothing herein shall limit or affect any actions taken in his capacity as an officer or director of U.S. Healthcare.

               6. Invalid Provisions. If any provision of this Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without it affecting the remaining provisions of this Agreement.

               7. Executed in Counterparts. This Agreement may be executed in counterparts each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument.

               8. Specific Performance. The parties hereto agree that if for any reason the Principal Shareholder fails to perform any of his agreements or obligations under this Agreement irreparable harm or injury to the Other Shareholders and Aetna would be caused for which money damages would not be an adequate remedy. Accordingly, the Principal Shareholder agrees that, in seeking to enforce this Agreement against the Principal Shareholder, the Other Shareholders and Aetna shall be entitled to specific performance and injunctive and other equitable relief. The provisions of this Section 8 constitute the Other Shareholders' and Aetna's sole remedy in the event of a breach by the Principal Shareholder of any of his representations or warranties under this Agreement; provided that, with respect to the Principal Shareholder's agreements and obligations under this Agreement, the provisions of this Section 8 are without prejudice to any other rights or remedies, whether at law or in equity, that the Other Shareholders or Aetna may have against the Principal Shareholder for any failure to perform any of his agreements or obligations under this Agreement.

               9.   Governing Law.  This Agreement shall be
          governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without giving effect to the principles of conflicts of laws thereof.

               10. Amendments; Termination. (a) This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

                    (b)  The provisions of this Agreement shall
          terminate upon the earliest to occur of (i) the consummation of the Mergers, (ii) the date which is 18 months after the date hereof or (iii) the termination of the Merger Agreement if, but only if, the Merger Agreement is terminated solely for reasons that are not directly or indirectly related to the commencement of, or any Person's direct or indirect indication of interest in making, an Acquisition Proposal with respect to U.S. Healthcare.

                    (c) For purposes of this Agreement, the term "MERGER AGREEMENT" includes the Merger Agreement, as the same may be modified or amended from time to time; provided that no such amendment or modification amends or modifies the Merger Agreement in a manner such that the Merger Agreement, as so amended or modified, is less favorable to the Principal Shareholder in any material respect than is the Merger Agreement in effect on the date hereof.

               11. Additional Shares. If, after the date hereof, the Principal Shareholder acquires beneficial ownership of any shares of Class B Stock (any such shares, "ADDITIONAL SHARES"), including, without limitation, upon exercise of any option, warrant or right to acquire Class B Stock or through any stock dividend or stock split, the provisions of this Agreement (other than those set forth in Section 1) applicable to Class B Shares shall be applicable to such Additional Shares as if such Additional Shares had been Class B Shares as of the date hereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any person or entity immediately upon the acquisition by the Principal Shareholder of beneficial ownership of such Additional Shares.

               12. Action by Written Consent. If, in lieu of the U.S. Healthcare Shareholders Meeting, shareholder action in respect of the Merger Agreement or any of the transactions contemplated by the Merger Agreement is taken by written consent, the provisions of this Agreement imposing obligations in respect of or in connection with the U.S. Healthcare Shareholders Meeting shall apply mutatis mutandis to such action by written consent.

               13. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors (including, in the case of the Principal Shareholder or any other individual, any executors, administrators, estates, legal representatives and heirs of the Principal Shareholder or such individual) and permitted assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the Other Shareholders (in the case of the Principal Shareholder or any of his permitted assigns) or the Principal Shareholder (in the case of the Other Shareholders or any of their permitted assigns), except that the Other Shareholders' rights under this Agreement may be transferred to Aetna or any wholly-owned subsidiary of Aetna. Without limiting the scope or effect of the restrictions on Transfer set forth in
          Section 3 hereof, Principal Shareholder agrees that this Agreement and the obligations hereunder shall attach to the Class B Shares and shall be binding upon any person or entity to which legal or beneficial ownership of such Class B Shares shall pass, whether by operation of law or otherwise.



                    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 30th day of March, 1996.

                                           /s/ Leonard Abramson
                                        LEONARD ABRAMSON

                                        AETNA LIFE INSURANCE
          COMPANY

                                        By:    /s/ Richard Huber
                                        Name:   Richard Huber
                                        Title:  Vice Chairman

                                        AETNA LIFE INSURANCE AND
                                          ANNUITY COMPANY

                                        By:    /s/Susan Schechter
                                        Name:   Susan Schechter
                                        Title:  Secretary